UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2021
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)
_________________________________________________

Ohio		1-4879	34-0183970

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077,
North Canton,	Ohio		44720-8077

(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Adoption of an Amendment to the 2017 Equity and Performance Incentive Plan

On April 30, 2021 the shareholders of Diebold Nixdorf, Incorporated (the “Company”) approved an amendment to the Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan (the “2017 Plan”) at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). The Company’s Board of Directors (the “Board”) previously adopted the amendment to the 2017 Plan based on the recommendation of the Compensation Committee (the “Committee”) and subject to the approval of the shareholders at the Annual Meeting. This amendment authorizes an additional 1,700,000 common shares for issuance under the 2017 Plan. The amended 2017 Plan is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed March 19, 2021. The foregoing description, and the summary contained in the Company’s 2021 Proxy Statement, are qualified in their entirety by reference to the full text of the 2017 Plan, as amended, which is filed as Exhibit 10.1 to this Form 8-K.
Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on April 30, 2021, the Company’s shareholders: (1) elected each of the Board’s eleven (11) nominees for director to serve one-year terms or until the election and qualification of a successor; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2021; (3) approved, on an advisory basis, our named executive officer compensation; and (4) approved an amendment to the 2017 Plan. These proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed March 19, 2021.

Set forth below are the final voting results for each proposal:

Proposal No. 1: Election of eleven (11) directors:

	For	Against	Abstain	Broker Non-Vote
Arthur F. Anton	54,529,322	4,182,829	141,547	9,334,752
Bruce H. Besanko	57,897,574	815,024	141,100	9,334,752
Reynolds C. Bish	57,653,610	1,055,599	144,489	9,334,752
Ellen M. Costello	57,854,142	858,812	140,744	9,334,752
Phillip R. Cox	56,076,874	2,650,948	125,876	9,334,752
Dr. Alexander Dibelius	57,844,833	888,702	120,163	9,334,752
Matthew Goldfarb	57,848,840	862,329	142,529	9,334,752
Gary G. Greenfield	57,854,488	876,604	122,606	9,334,752
Gerrard B. Schmid	57,899,917	834,268	119,513	9,334,752
Kent M. Stahl	57,674,357	1,035,696	143,645	9,334,752
Lauren C. States	58,455,414	256,303	141,981	9,334,752

Proposal No. 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2021:

For	Against	Abstain
66,994,467	1,013,205	180,778

Proposal No. 3: Approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
50,558,932	8,028,206	266,560	9,334,752

Proposal 4: Approve an amendment to the Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan:

For	Against	Abstain	Broker Non-Votes
54,127,382	4,481,619	244,697	9,334,752

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
10.1	Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan, as amended April 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
May 5, 2021	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary